PERMAL HEDGE STRATEGIES FUND II

Supplement dated August 20, 2013

to the Prospectus dated July 12, 2013

The following replaces the section titled “Management of the Fund – The Sub-Adviser” in the Fund’s Prospectus.

The Sub-Adviser

Permal Asset Management LLC, a limited liability company formed under the laws of the State of Delaware, is the investment sub-adviser of the Fund and the Master Fund. The Sub-Adviser, with offices at 900 Third Avenue, New York, NY 10022, is registered with the SEC as an investment adviser under the Advisers Act. Subject to the oversight of LMPFA and the Board of Trustees, the Sub-Adviser provides day-to-day portfolio management with respect to the Fund’s and the Master Fund’s assets.

The Sub-Adviser is a member of the Permal Group and is owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. Permal Group Ltd. is a subsidiary of Legg Mason. The Permal Group is one of the largest fund-of-funds investment firms in the world with approximately $23.5 billion in assets under management at March 31, 2013. The Sub-Adviser had approximately $15.3 billion in assets under management at March 31, 2013.

In addition to the Fund and the other funds in this “master-feeder” structure, the Sub-Adviser currently manages one U.S. registered open-end fund of funds. The Sub-Adviser has approximately 40 years of experience in managing funds of hedge funds that are not registered as investment companies under U.S. law (although some are registered under the regulatory framework of foreign jurisdictions, such as the Undertaking For Collective Investment in Transferable Securities (UCITS)).

LMPFA, and not the Master Fund, will pay an amount equal to 1.00% of the Master Fund’s average monthly managed assets to the Sub-Adviser for the investment advisory and day-to-day portfolio management services it provides to the Master Fund.

In addition, LMPFA, and not the Fund, will pay an amount equal to 1.00% of the Fund’s average monthly managed assets to the Sub-Adviser for the investment advisory and day-to-day portfolio management services it provides to the Fund, except that no management fee is payable by LMPFA so long as the Fund invests all of its assets in the Master Fund.

The following individuals at the Sub-Adviser have primary responsibility for the day-to-day management of the Fund’s portfolio:

Javier F. Dyer, Deputy Chief Investment Officer and Portfolio Manager, Permal Asset Management LLC

Javier F. Dyer is Deputy Chief Investment Officer and the lead Portfolio Manager for Permal Fixed Income Holdings N.V. and co-portfolio manager for Permal Investment Partners, LP and Permal Multi-Manager-Funds (Lux) Advantage Multi-Strategy Fund. In addition, his responsibilities include quantitative and qualitative due diligence on prospective hedge fund managers, especially those who manage fixed income and credit related strategies. He has been with The Permal Group since 2003. From 1999 to 2001, Mr. Dyer was a credit analyst for Atlantic Security Bank (now known as Credicorp Securities Inc.) in Miami where he supervised $300 million in emerging markets and high yield debt securities. Prior to that time, Mr. Dyer was a credit analyst at Banco de Credito del Peru in Lima, Peru. Mr. Dyer holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania (2003). He also holds a B.S. in Business Administration with a major in finance from Universidad de Lima, Peru (1996).

Alexander Pillersdorf, Portfolio Manager, Permal Asset Management LLC

Alexander Pillersdorf is a Portfolio Manager at the firm and serves as co-portfolio manager of Permal Fixed Income Holdings N.V., Permal Emerging Markets Holdings N.V., Permal Alternative Core Fund and Legg Mason Permal Global Absolute Fund. He joined The Permal Group in 2005 as a Financial Analyst. Prior to Permal, Mr. Pillersdorf was a Financial Analyst at Houlihan Lokey Howard & Zukin.

Mr. Pillersdorf graduated with distinction from the Goizueta Business School at Emory University with a B.B.A. in Finance and Accounting (2003) and holds an M.B.A. from The Wharton School of the University of Pennsylvania (2010).

The Sub-Adviser’s Investment Committee (the “Investment Committee”) is also involved in advising with respect to the top-down allocation of investments of the Fund. Its members are listed below:

Isaac R. Souede, Chairman, Chief Executive Officer and Chief Investment Strategist, Permal Group.

Mr. Souede is Chairman, Chief Executive Officer and Chief Investment Strategist of Permal Group. He is also Director of Permal Group Inc., a role he has held since 1987. Mr. Souede became the Chairman, Chief Executive Officer and Director of Permal Asset Management LLC in April 2003, and Director of Permal Group Ltd. in July 2005. Mr. Souede serves as a director of the Steinhardt Fund as well as other funds within the Permal Family of Funds. Mr. Souede holds an M.B.A. from the University of Michigan and was a licensed Certified Public Accountant in the State of New York.

James R. Hodge, President and Chairman of the Investment Committee, Permal Asset Management LLC

Mr. Hodge is President of Permal Asset Management LLC and Chairman of the Permal Investment Committee, and is responsible for asset allocation as well as performance monitoring and research and analysis of fund managers. Prior to joining the Permal Group, Mr. Hodge held a number of positions culminating in Director of Cost Accounting during four years of employment with the New York Stock Exchange. He was also the Controller of Biolectron, Inc., a privately held medical products company, for four years. Mr. Hodge has an M.B.A. from Harvard Business School, a B.S. with highest distinction from Indiana University and is a Certified Public Accountant in the state of New Jersey.

Robert Kaplan, Chief Investment Officer and Executive Vice President, Permal Asset Management LLC

Mr. Kaplan is currently an Executive Vice President and Chief Investment Officer, responsible for ongoing asset allocation, performance monitoring and research and is a member of the Permal Investment Committee. Mr. Kaplan joined the Permal Group in 1996, focusing on the discovery and identification of independent, investment managers including the analysis of their styles and strategies. Prior to joining the Permal Group, Mr. Kaplan was an audit manager at Ernst & Young in their financial services division. Mr. Kaplan has an M.B.A. with honors from Columbia University in New York and a B.S. in accounting from the State University of New York at Albany. Mr. Kaplan was a licensed Certified Public Accountant in the state of New York.

Christopher Fawcett, Executive Vice President, Jubilee Advisers LLP

Christopher Fawcett is Executive Vice President for Jubilee Advisers LLP (a member of The Permal Group). He was the co-founder of Fauchier Partners in 1994. Previously, he worked at Euris SA, a French investment holding company with substantial investments in private equity and hedge funds. He gained experience in the securities industry with Morgan Grenfell, Industrial Technology Securities, a venture capital company of which he was co-founder, and at the Duménil Group. He is a Trustee of the Hedge Fund Standards Board Limited (HFSB), a former Chairman of the Council of the Alternative Investment Management Association (AIMA) and a former Director of the CFA Society of the UK. Mr. Fawcett has an M.A. in Law from Oxford University, an M.B.A. with distinction from INSEAD, and is a qualified Chartered Accountant.

Clark Fenton, Chief Investment Officer, Jubilee Advisers LLP

Clark Fenton is Chief Investment Officer for Jubilee Advisers LLP, and is responsible for Jubilee asset allocation, performance monitoring and research. Mr. Fenton joined Fauchier Partners in 2003.

Previously, he was a Vice President at Morgan Stanley in New York. He worked on the Equity Arbitrage desk within Equity Derivatives, trading special situations with hedge fund clients. Prior to that, he managed the firm’s hedge fund lending risk within the Prime Brokerage division. Mr. Fenton began his career trading fixed income securities for Montgomery Securities in San Francisco. He has a B.A. from Georgetown University’s School of Foreign Service and an M.B.A. from the University of Michigan.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed and their ownership in the Fund.

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